UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 29, 2015

DIVERSIFIED RESOURCES. INC.
(Exact name of registrant as specified in its charter)

Nevada	None	98-0687026
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1789 W. Littleton Blvd.
Littleton, CO 80120
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 797-5417

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01.     Other Events

On May 29, 2015 the Company posted a Power Point Presentation, filed as Exhibit 99, on its website.

Item 9.01.     Financial Statements and Exhibits

(d)       Exhibits

Number	Description
99	Power Point Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2015
DIVERSIFIED RESOURCES, INC.

By:	/s/ Paul Laird
Paul Laird, Chief Executive Officer